                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-81772) of Post Properties, Inc. of our report dated March 8, 1996 appearing on Page 37 of this Form 10-K/A.



Price Waterhouse LLP

Atlanta Georgia

June 14, 1996